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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549


                                  FORM 8-K


                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 1996


                            JP Foodservice, Inc.
             --------------------------------------------------
             (Exact name of Registrant as specified in Charter)


            Delaware                   0-24954            52-1634568
    -------------------------        ------------       ---------------
    (State or other jurisdic-        (Commission        (IRS Employer
     tion of incorporation)          File Number)        Identification
                                                            Number)


9830 Patuxent Woods Drive, Columbia, Maryland               21046
- -------------------------------------------------       ---------------
 (Address of principal executive offices)                  Zip Code


Registrant's telephone number, including area code      (410) 312-7100


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Item 2.  Acquisition or Disposition of Assets

     (a) Effective August 31, 1996, JP Foodservice, Inc. (the "Company") consummated the previously announced acquisition of Arrow Paper and Supply Co., Inc., a broadline foodservice distributor serving the New England, New York, New Jersey and Pennsylvania markets. The acquisition was consummated pursuant to an Agreement for the Purchase and Sale of Assets, dated as of July 17, 1996, among the Company, JP Foodservice Distributors, Inc., a Delaware corporation ("JPF Distributors") and wholly-owned subsidiary of the Company, Arrow
Paper and Supply Co., Inc., a Delaware corporation ("Arrow"), Donald Daren, Selma Daren and Steven Daren, the shareholders of Arrow, SGD Associates Limited Liability Company, a Connecticut limited liability company ("SGD"), and Donald Daren, Selma Daren and Steven Daren, the members of SGD.

     As a result of the acquisition, JPF Distributors acquired substantially all of the assets used in the operation of Arrow's business and assumed substantially all of Arrow's obligations. Among the assets purchased were the distribution facilities in Norwich, Connecticut owned by SGD and leased to Arrow from which Arrow conducted its business.

     The consideration (net of JPF Distributors' assumption of indebtedness) paid by JPF Distributors in connection with the acquisition was $29,565,000 (the "Initial Acquisition Purchase Price"). The Initial Acquisition Purchase Price will be adjusted based upon a combined balance sheet of Arrow and SGD as of August 31, 1996 (as adjusted, the "Acquisition Purchase Price"). Of the Aquisition Purchase Price, approximately $1,700,000 was paid in the form of common stock of the Company and the remainder was paid in cash. The Company funded the cash portion of the Initial Acquisition Purchase Price from the public sale of shares of its common stock.

     (b) Certain of the assets of Arrow and SGD constitute plant, equipment and other physical property utilized in the foodservice distribution business of Arrow, and the Company intends to continue such use.

Item 7.  Financial Statements and Exhibits

     (a)  Financial Statements of Businesses Acquired

          The following financial statements of Arrow Paper and Supply Co., Inc. and Affiliate are incorporated by reference from the Company's Form 8-K (File No. 0-24954) (date of event reported: July 17, 1996):

          Report of Independent Accountants

          Combined Balance Sheet  -- December 29, 1995 (Audited)

          Combined Statement of Income and Retained Earnings and Members' Equity for the Year Ended December 29, 1995 (Audited)





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          Combined Statement of Cash Flows for the Year Ended December 29,
          1995 (Audited)

          Notes to Combined Financial Statements (Audited)

          The following financial statements of Arrow Paper and Supply Co., Inc. and Affiliate are incorporated by reference from the Company's Form 8-K (File No. 0-24954) (date of event reported: July 17, 1996):

          Combined Balance Sheet -- March 29, 1996 (Unaudited)

          Combined Statement of Income and Retained Earnings and Members' Equity for the three months ended March 29, 1996 (Unaudited)

          Combined Statement of Cash Flows for the three months ended March 29, 1996 (Unaudited)

          Notes to Combined Financial Statements (Unaudited)

     (b)  Pro Forma Financial Information

          The following pro forma financial statements of the Company, Arrow and SGD giving effect to the acquisition are incorporated by reference from the Company's registration statement on Form S-3 (File No. 333-07321):

          Unaudited Pro Forma Condensed Combined Statements of Operations for the fiscal year ended July 1, 1995

          Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended March 30, 1996

          Unaudited Pro Forma Condensed Combined Balance Sheets as of March 30, 1996

          Notes to Unaudited Pro Forma Condensed Combined Financial Statements

     (c) Exhibits (listed according to the number assigned in Item 601 of Regulation S-K):

          Exhibit No.                        Description
          -----------                        -----------
             2                    Agreement, dated as of July 17, 1996, for the
                                  Purchase and Sale of Assets among the
                                  Company, JP Foodservice Distributors, Inc.,
                                  Shareholders of Arrow Paper and Supply Co.,
                                  Inc., SGD Associates Limited Liability
                                  Company and Members of SGD Associates Limited
                                  Liability Company.  Filed as Exhibit 10.34 to
                                  the Company's Registration Statement on
                                  Form S-3 (File No. 333-07321) and
                                  incorporated herein by reference; the Company
                                  agrees to furnish supplementally to the
                                  Commission upon request a copy of any omitted
                                  exhibit or schedule.

             99                   Press Release dated September 3, 1996.
                                  Filed herewith.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        JP  FOODSERVICE, INC.

                                   By:    /s/ Lewis Hay, III
                                        -----------------------------
                                        Lewis Hay, III
                                        Chief Financial Officer

Date:  September 13, 1996





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